Exhibit 99.1

                                   906 Insert

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                      906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Form 10-Q of BigStar Entertainment, Inc. (the "Company") for the quarter ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Friedensohn, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       Name:



November 18, 2002                      /s/ DAVID FRIEDENSOHN
                                       -----------------------------------------
                                       David Friedensohn
                                       Chief Executive Officer


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